SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      14c-5(d)(2))
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                          Hillview Investment Trust II
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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                            HILLVIEW CAPITAL ADVISORS



February 11, 2002



Dear Fund Shareholder:


As of November 13, 2001 Ironwood Capital Management, LLC ("Ironwood") has been added as an investment sub-adviser to the Hillview Alpha Fund ("Fund"). Replacing Nevis Capital Management LLC ("Nevis"), Ironwood joins Harris Associates LP, Shaker Investments, Inc., Pzena Investment Management LLC and Frontier Capital Management Company LLC on the Fund's advisory team. Ironwood will focus on investing in a diverse range of domestic, small company stocks (generally, companies with market capitalization of less than $1 billion) that the sub-adviser believes are undervalued relative to the intrinsic business value of each company.

As of December 31, 2001, Ironwood managed approximately $350 million in assets. Ironwood's investment philosophy is to combine the superior long-term performance of small company stocks with the risk averse nature of value investing. Ironwood conducts thorough company analysis to uncover stocks that are priced substantially below each company's long-term economic value. Its philosophy is to be a buyer of the business and to examine each potential investment as a potential acquirer would examine a company, its future prospects and management. We believe that Ironwood is an excellent addition to the Fund's team and that the Fund will benefit greatly from their extensive experience and expertise.

The addition of Ironwood as an investment sub-adviser will not increase the expenses of the Fund; its fee is lower than that of the adviser it replaced. Please turn the page for more information regarding the addition of Ironwood as an investment sub-adviser to the Fund.

On behalf of the Board of Trustees, I thank you for your continued investment in the Fund. If you have any questions, please call us at (203) 705-6633.


                                      Sincerely,


                                      David M. Spungen
                                      Chairman of the Board and
                                      President

                              INFORMATION STATEMENT
                                FEBRUARY 11, 2002

This document is an Information Statement and is being furnished to shareholders of the Hillview Alpha Fund ("Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission ("SEC"). Hillview Capital Advisors LLC (the "Manager") serves as manager to the Fund and is located at 1055 Washington Blvd., Stamford, CT 06901. The Manager currently allocates the Fund's assets to Harris Associates LP, Shaker Investments, Inc., Pzena Investment Management LLC, Frontier Capital Management Company LLC and Ironwood Capital Management, LLC ("Ironwood") who serve as investment sub-advisers to the Fund. The principal offices of both the principal underwriter of the Fund, PFPC Distributors, Inc., and the administrator of the Fund, PFPC Inc., are located at 400 Bellevue Parkway, Wilmington, DE 19809.

Hillview Investment Trust II ("Trust") is a management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and was organized as a Delaware business trust on April 14, 2000. The Trust's principal executive office is located at 1055 Washington Blvd., Stamford, CT 06901.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Board of Trustees (the "Board") of the Trust has approved Ironwood to serve as investment sub-adviser to the Fund, replacing Nevis Capital Management LLC ("Nevis"). The Fund's sub-advisory agreement with Nevis was dated July 18, 2000 and was terminated on November 13, 2001. The agreement with Nevis was last approved by the Trustees, including a majority of those Trustees who are not "interested parties" of the Trust, the Manager or Ironwood, as that term is defined in the 1940 Act ("Independent Trustees"), on June 12, 2000. The purpose of this Information Statement is to provide the Fund's shareholders with information regarding Ironwood and the Board's approval of the addition of Ironwood as a sub-adviser to the Fund.

Section 15 of the 1940 Act requires that a majority of the Fund's outstanding voting securities approve its sub-advisory agreements. However, on June 29, 2001 the SEC issued an order exempting the Manager from certain requirements of
Section 15 and allowing the Manager to enter into new or modified advisory agreements with existing or new investment advisers without approval of the Funds' shareholders. Thus, execution and implementation of the Agreement did not require shareholder consent.

This Information Statement will be mailed on or about February 11, 2002 to the Fund's shareholders of record as of December 31, 2001 ("Record Date"). The Fund will bear the expenses incurred in connection with preparing this Information Statement. One information statement will be delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from the shareholders. YOU MAY OBTAIN AN ADDITIONAL COPY OF THIS INFORMATION STATEMENT OR A COPY OF THE FUND'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO HILLVIEW CAPITAL ADVISORS AT 1055 WASHINGTON BLVD., 3RD FLOOR, STAMFORD, CT 06901, OR BY CALLING (203) 705-6633.

As of the Record Date, there were issued and outstanding 9,049,937.974 shares of the Fund. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is set forth in Exhibit A. To the knowledge of the Manager, the executive officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

                    DESCRIPTION OF THE SUBADVISORY AGREEMENT

Under the sub-advisory agreement with the Fund ("Agreement"), Ironwood manages a specific portion of the Fund and provides a continuous investment program with respect to that portion, including investment research and management for all securities, investments and cash equivalents that are purchased, retained or sold by the Fund. Ironwood is responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund provides services under the Agreement in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style. The Agreement is identical in all respects to the previous agreement with Nevis, other than changes to the named sub-adviser, the dates and the fees payable by the Fund, as discussed below. A copy of the form of agreement is included in Exhibit B. The Agreement became effective on November 13, 2001 and will continue in effect for an initial term of two years. Thereafter, the Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of a majority of the outstanding shares of the Fund and also, in either event, approval by a majority of Independent Trustees.

The fees payable by the Fund are lower under the Agreement than under the previous agreement with Nevis, the sub-adviser that was replaced by Ironwood; therefore, the expenses of the Fund will not increase as a result of the appointment of Ironwood. Under the Agreement, Ironwood receives a sub-advisory fee on the portion of the Fund's assets it manages as follows: 0.75% of the average daily net assets up to $25 million and 0.60% of the average daily net assets over $25 million. For the fiscal period ended June 30, 2001 the Fund paid Nevis an annual sub-advisory fee of 1.50% of the average daily net assets of the portion of the Fund's portfolio that Nevis managed, a total of $237,123.

The Agreement does not protect Ironwood against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misconduct, bad faith, or negligence in the performance of its duties or failure to comply with its obligations under the Agreement.

The Agreement automatically terminates upon its assignment and may be terminated without penalty at any time by the Manager on not less than 30 days' written notice by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund. Ironwood may also terminate the Agreement without penalty upon 30 days' written notice to the Trust.

                 APPOINTMENT OF IRONWOOD CAPITAL MANAGEMENT, LLC

At the November 13, 2001 meeting of the Board, the Manager proposed the appointment of Ironwood as an investment sub-adviser for the sole purpose of providing investment advice and related advisory services to the Fund. In considering the appointment of Ironwood as investment sub-adviser, the Board reviewed the proposed services to be provided by Ironwood and analyzed the factors it deemed relevant, including the nature, quality and scope of services proposed for the Fund. The Board listened to and evaluated presentations on Ironwood's history, management and the expertise of its staff. The Board reviewed Ironwood's investment approach, business structure and the business experience of the professionals running the firm and noted that Ironwood is generally characterized as a small-cap manager driven by valuation. The Board also discussed the investment performance of similar portfolios for which Ironwood has provided comparable services. After considering Ironwood's role in the overall investment portfolio of the Fund and discussing Ironwood's screening process for stock selection, the Board reviewed the Manager's expectations of Ironwood and the reasons that the Manager considers Ironwood to be a desirable choice as a sub-adviser. The Board also considered the compensation proposed for Ironwood's services to the Fund.

After review of the above factors, the Board, including separately all Independent Trustees, unanimously approved the appointment of Ironwood to serve as investment sub-adviser to the Fund and to provide related advisory services.

               INFORMATION ABOUT IRONWOOD CAPITAL MANAGEMENT, LLC

Ironwood's assets under management as of December 31, 2001 were approximately $350 million. Ironwood and its principal executive officers and directors, who are listed below, are located at 21 Custom House Street, Suite 240, Boston, MA 02110. Warren J. Isabelle is the co-founder of Ironwood and currently holds a controlling interest in the company.

        NAME                            PRINCIPAL OCCUPATION
        ----                            --------------------

        Warren J. Isabelle              President, Manager, Chief Investment
                                        Officer

        Richard L. Droster              Executive Vice President, Director of
                                        Marketing

        Donald Collins                  Senior Portfolio Manager

        Gary S. Saks                    Chief Operating Officer

Ironwood also performs investment advisory services for the following mutual funds, which each have a similar investment objective as the Fund.

                                            NET ASSETS
FUND NAME                             AS OF DECEMBER 31, 2001      FEE
---------                             -----------------------      ---

ICM/Isabelle Small Cap Value Fund         $120 million             1.00%
IDEX Isabelle Small Cap Value Fund         $32 million             0.50%

                                OTHER INFORMATION

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                    EXHIBIT A
                                    ---------


                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the number of shares of the Fund outstanding and identifies beneficial owners of 5% or more of each class of the Fund's outstanding equity securities.

NAME AND ADDRESS            NAME                   NUMBER OF          PERCENTAGE OF OUTSTANDING
OF BENEFICIAL OWNER        OF FUND                SHARES OWNED          SHARES OF CLASS OWNED
Bankers Trust            Hillview Alpha Fund     7,566,455.561                83.608%

                                    EXHIBIT B
                                    ---------

                             SUB-ADVISORY AGREEMENT

      THIS SUB-ADVISORY AGREEMENT is made as of the ____ day of ___________, 200_ ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors, LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and ____________________, a ___________ organized under the laws of the State of
_____________ ("Sub-Adviser").

      WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated __________, 2000 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Hillview Alpha Fund ("Fund") is a series of the Trust; and

      WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory and administrative services to the Fund; and

      WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:

      1. APPOINTMENT. The Trust hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

      2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      3. DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.

      (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

      (c) The Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.

      (d) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

      (e) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication to the Custodian via DTC is acceptable. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

      (f) At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      4. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

      5. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.

      6. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

      7. COMPENSATION. The compensation of the Sub-Adviser for its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.

      8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. INDEMNIFICATION.

      (a) The Adviser and the Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.

      (b) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

      (c) The Sub-Adviser shall indemnify the Trust or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

      10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

      (a) Each of the Adviser and the Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

      (b) The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

      (c) The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

      11. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants and agrees that:

      (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

      (b) The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

      12. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

      (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

      (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

      13. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.

      14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof. Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment performance information, other descriptive biographical information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.

      15. DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

      (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto. The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.

      16. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

      17. TRUST AND SHAREHOLDER LIABILITY. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

      18. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      19. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

      20. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.

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      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                       HILLVIEW INVESTMENT TRUST II
                                       on behalf of
                                       HILLVIEW ALPHA FUND

                                       1055 Washington Boulevard, Third Floor
                                       Stamford, Connecticut 06901
Attest:

By:_____________________               By:______________________
   Name:                                  Name:
   Title:                                 Title:

                                       HILLVIEW CAPITAL ADVISORS, LLC

                                       1055 Washington Boulevard, Third Floor
                                       Stamford, Connecticut 06901
Attest:

By:_____________________               By:______________________
   Name:                                  Name:
   Title:                                 Title:


                                       SUB-ADVISER





Attest:

By:_______________________             By:_____________________________
   Name:                                  Name:
   Title:                                 Title:

                                    EXHIBIT A
                                SUB-ADVISORY FEES


      This Exhibit A contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and ______________________ ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

      Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be x.xx% on the first $____________ of the Fund's assets allocated to the Sub-Adviser, and x.xx% on assets in excess of $____________.